Exhibit 99.1

SolarEdge Announces First Quarter 2023 Financial Results

MILPITAS, Calif. — May 3, 2023. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the first quarter ended March 31, 2023.

First Quarter 2023 Highlights

•	Record revenues of $943.9 million

•	Record revenues from solar segment of $908.5 million

•	GAAP gross margin of 31.8%

•	Non-GAAP gross margin of 32.6%

•	Gross margin from solar segment of 35.0%

•	Record GAAP operating income of $144.2 million

•	Record non-GAAP operating income of $183.8 million

•	Record GAAP net income of $138.4 million

•	Record non-GAAP net income of $174.5 million

•	Record GAAP net diluted earnings per share (“EPS”) of $2.35

•	Record non-GAAP net diluted EPS of $2.90

•	3.6 Gigawatts (AC) of inverters shipped

•	221 MWh of batteries shipped

“We are pleased with our first quarter results reflecting our strong global presence and execution capabilities,” said Zvi Lando, Chief Executive Officer of SolarEdge. “Our diverse geographic and segmental footprint enables us to continue to grow revenues without being overly dependent on any single market or segment. As we see supply chain challenges gradually improving, we remain focused on execution and efficiencies to continue and drive margins and profitability higher.”

First Quarter 2023 Summary

The Company reported record revenues of $943.9 million, up 6% from $890.7 million in the prior quarter and up 44% from $655.1 million in the same quarter last year.

Revenues from the solar segment were a record $908.5 million, up 9% from $837.0 million in the prior quarter and up 49% from $608.0 million in the same quarter last year.

GAAP gross margin was 31.8%, up from 29.3% in the prior quarter and up from 27.3% in the same quarter last year.

Non-GAAP gross margin was 32.6%, up from 30.2% in the prior quarter and up from 28.4% in the same quarter last year.

Gross margin from the solar segment was 35%, up from 32.4% in the prior quarter and up from 30.2% in the same quarter last year.

GAAP operating expenses were $156.0 million, down 41% from $266.2 million in the prior quarter and up 22% from $128.1 million in the same quarter last year.

Non-GAAP operating expenses were $123.6 million, up 4% from $119.0 million in the prior quarter and up 25% from $98.9 million in the same quarter last year.

GAAP operating income was a record $144.2 million, up from an operating loss of $5.2 million in the prior quarter and up from operating income of $50.9 million in the same quarter last year.

Non-GAAP operating income was a record $183.8 million, up 23% from $149.6 million in the prior quarter and up 111% from $87.2 million in the same quarter last year.

GAAP net income was a record $138.4 million, up 564% from $20.8 million in the prior quarter and up 318% from $33.1 million in the same quarter last year.

Non-GAAP net income was a record $174.5 million, up 2% from $171.5 million in the prior quarter and up 154% from $68.8 million in the same quarter last year.

GAAP net diluted EPS was a record $2.35, up from $0.36 in the prior quarter and up from $0.60 in the same quarter last year.

Non-GAAP net diluted EPS was a record $2.90, up from $2.86 in the prior quarter and up from $1.20 in the same quarter last year.

Cash flow from operating activities was $7.9 million, down from $111.3 million in the prior quarter and up from $163.0 million used in operating activities in the same quarter last year.

As of March 31, 2023, cash, cash equivalents, bank deposits, restricted bank deposits and marketable securities totaled $1.01 billion, net of debt, compared to $1.04 billion on December 31, 2022.

Outlook for the Second Quarter 2023

The Company also provides guidance for the second quarter ending June 30, 2023 as follows:

•	Revenues to be within the range of $970 million to $1,010 million

•	Non-GAAP gross margin expected to be within the range of 32% to 35%

•	Non-GAAP operating profit to be within the range of $195 million to $215 million

•	Revenues from the solar segment to be within the range of $930 million to $980 million

•	Gross margin from the solar segment expected to be within the range of 34% to 37%

Conference Call

The Company will host a conference call to discuss these results at 4:30 p.m. ET on Wednesday, May 3, 2023. The call will be available, live, to interested parties by dialing 800-895-3361. For international callers, please dial +1 785-424-1062. The Conference ID is SEDG.  To avoid a delay in connecting to the call, please dial in 10 minutes prior to the start time. A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, storage, EV charging, batteries, electric vehicle powertrains, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

The Company has presented certain non-GAAP financial measures in this release, such as non-GAAP net income, non-GAAP net diluted EPS, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income and non-GAAP gross margin from sale of solar products. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. The Company believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include information, among other things, concerning: our possible or assumed future results of operations; future demands for solar energy solutions; business strategies; technology developments; financing and investment plans; dividend policy; competitive position; industry and regulatory environment; general economic conditions; potential growth opportunities; and the effects of competition. These forward-looking statements are often characterized by the use of words such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negative or plural of those terms and other like terminology.

Forward-looking statements are only predictions based on our current expectations and our projections about future events.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Given these factors, you should not place undue reliance on these forward-looking statements.  These factors include, but are not limited to, the matters discussed in the section entitled “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022, filed on February 22, 2023 and our quarterly reports filed on Form 10-Q, Current Reports on Form 8-K and other reports filed with the SEC. All information set forth in this release is as of May 3, 2023.  The Company undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Investor Contacts
SolarEdge Technologies, Inc.
JB Lowe, Head of Investor Relations
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
	Unaudited
Revenues	$943,889	$655,080
Cost of revenues	643,763	476,122
Gross profit	300,126	178,958
Operating expenses:
Research and development	79,873	66,349
Sales and marketing	40,966	35,316
General and administrative	36,567	26,429
Other operating income, net	(1,434)	—
Total operating expenses	155,972	128,094
Operating income	144,154	50,864
Financial income (expense), net	23,674	(4,605)
Other loss	(125)	(844)
Income before income taxes	167,703	45,415
Income taxes	29,325	12,292
Net income	$138,378	$33,123

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$727,849	$783,112
Marketable securities	410,820	241,117
Trade receivables, net of allowances of $4,422 and $3,202, respectively	969,543	905,146
Inventories, net	874,212	729,201
Prepaid expenses and other current assets	259,642	241,082
Total current assets	3,242,066	2,899,658
LONG-TERM ASSETS:
Marketable securities	509,127	645,491
Deferred tax assets, net	46,612	44,153
Property, plant and equipment, net	556,138	543,969
Operating lease right-of-use assets, net	69,710	62,754
Intangible assets, net	17,933	19,929
Goodwill	29,934	31,189
Other long-term assets	24,906	18,806
Total long-term assets	1,254,360	1,366,291
Total assets	$4,496,426	$4,265,949
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables, net	408,523	459,831
Employees and payroll accruals	90,853	85,158
Warranty obligations	129,278	103,975
Deferred revenues and customers advances	27,507	26,641
Accrued expenses and other current liabilities	243,881	214,112
Total current liabilities	900,042	889,717
LONG-TERM LIABILITIES:
Convertible senior notes, net	625,182	624,451
Warranty obligations	313,693	281,082
Deferred revenues	196,917	186,936
Finance lease liabilities	43,711	45,385
Operating lease liabilities	50,855	46,256
Other long-term liabilities	15,232	15,756
Total long-term liabilities	1,245,590	1,199,866
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares as of March 31, 2023 and December 31, 2022; issued and outstanding: 56,343,164 and 56,133,404 shares as of March 31, 2023 and December 31, 2022, respectively	6	6
Additional paid-in capital	1,545,777	1,505,632
Accumulated other comprehensive loss	(77,204)	(73,109)
Retained earnings	882,215	743,837
Total stockholders’ equity	2,350,794	2,176,366
Total liabilities and stockholders’ equity	$4,496,426	$4,265,949

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net income	$138,378	$33,123
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	13,464	11,660
Stock-based compensation expenses	39,235	34,107
Deferred income taxes, net	(3,930)	(1,034)
Loss (gain) from exchange rate fluctuations	(20,441)	1,725
Other items	2,810	4,167
Changes in assets and liabilities:
Inventories, net	(141,521)	(51,323)
Prepaid expenses and other assets	(20,591)	(17,163)
Trade receivables, net	(55,002)	(224,865)
Trade payables, net	(50,410)	(28,045)
Employees and payroll accruals	10,227	9,246
Warranty obligations	57,864	27,629
Deferred revenues and customers advances	9,325	15,029
Accrued expenses and other liabilities, net	28,515	22,755
Net cash provided by (used in) operating activities	7,923	(162,989)
Cash flows from investing activities:
Proceed from sales and maturities of available-for-sale marketable securities	11,597	53,096
Purchase of property, plant and equipment	(38,338)	(43,210)
Investment in available-for-sale marketable securities	(38,979)	(26,712)
Investment in a privately-held company	(5,500)	—
Other investing activities	3,440	1,692
Net cash used in investing activities	(67,780)	(15,134)
Cash flows from financing activities:
Proceeds from secondary public offering, net of issuance costs	—	650,526
Proceeds from exercise of stock-based awards	75	1,478
Tax withholding in connection with stock-based awards, net	(4,541)	822
Other financing activities	(756)	(491)
Net cash provided by (used in) financing activities	(5,222)	652,335
Increase (decrease) in cash and cash equivalents	(65,079)	474,212
Cash and cash equivalents at the beginning of the period	783,112	530,089
Effect of exchange rate differences on cash and cash equivalents	9,816	(1,529)
Cash and cash equivalents at the end of the period	727,849	1,002,772

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

Corrective note: certain additions and subtractions in the reconciliation table were inadvertently reported as the reverse direction

	Reconciliation of GAAP to Non-GAAP
	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Gross profit (GAAP)	$300,126	$261,047	$178,958
Revenues from finance component	(187)	(174)	(135)
Stock-based compensation	5,927	6,810	5,062
Amortization and depreciation of acquired assets	1,515	961	2,219
Gross profit (Non-GAAP)	$307,381	$268,644	$186,104

Gross margin (GAAP)	31.8%	29.3%	27.3%
Revenues from finance component	0.0%	0.0%	0.0%
Stock-based compensation	0.6%	0.8%	0.8%
Amortization and depreciation of acquired assets	0.2%	0.1%	0.3%
Gross margin (Non-GAAP)	32.6%	30.2%	28.4%

Operating expenses (GAAP)	$155,972	$266,210	$128,094
Stock-based compensation - R&D	(17,209)	(16,854)	(14,985)
Stock-based compensation - S&M	(8,079)	(7,928)	(6,701)
Stock-based compensation - G&A	(8,020)	(7,015)	(7,359)
Amortization and depreciation of acquired assets - R&D	(313)	(301)	(303)
Amortization and depreciation of acquired assets - S&M	(181)	(173)	(236)
Amortization and depreciation of acquired assets - G&A	(26)	(4)	(6)
Assets impairment	—	(114,473)	—
Gain (loss) from assets sales and disposal	(412)	(93)	410
Other items	1,846	(359)	—
Operating expenses (Non-GAAP)	$123,578	$119,010	$98,914

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to Non-GAAP
	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Operating income (loss) (GAAP)	$144,154	$(5,163)	$50,864
Revenues from finance component	(187)	(174)	(135)
Stock-based compensation	39,235	38,607	34,107
Amortization and depreciation of acquired assets	2,035	1,439	2,764
Assets impairment	—	114,473	—
Loss (gain) from assets sales and disposal	412	93	(410)
Other items	(1,846)	359	—
Operating income (Non-GAAP)	$183,803	$149,634	$87,190

Financial income (expense), net (GAAP)	$23,674	$56,101	$(5,449)
Notes due 2025	731	730	728
Non cash interest	2,161	1,955	1,609
Unrealized losses (gains)	—	(170)	—
Currency fluctuation related to lease standard	(2,519)	749	(1,792)
Financial income (expense), net (Non-GAAP)	$24,047	$59,365	$(4,904)

Other income (loss) (GAAP)	$(125)	$186	$—
Gain from sale of investment in privately-held company	—	(186)	—
Other income (loss) (Non-GAAP)	$(125)	$—	$—

Income tax benefit (expense) (GAAP)	$(29,325)	$(30,295)	$(12,292)
Income tax adjustment	(3,901)	(7,186)	(1,201)
Income tax benefit (expense) (Non-GAAP)	$(33,226)	$(37,481)	$(13,493)

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to Non-GAAP
	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Net income (GAAP)	$138,378	$20,829	$33,123
Revenues from finance component	(187)	(174)	(135)
Stock-based compensation	39,235	38,607	34,107
Amortization and depreciation of acquired assets	2,035	1,439	2,764
Assets impairment	—	114,473	—
Loss (gain) from assets sales and disposal	412	93	(410)
Other items	(1,846)	359	—
Notes due 2025	731	730	728
Non cash interest	2,161	1,955	1,609
Unrealized losses (gains)	—	(170)	—
Currency fluctuation related to lease standard	(2,519)	749	(1,792)
Gain from sale of investment in privately-held company	—	(186)	—
Income tax adjustment	(3,901)	(7,186)	(1,201)
Net income (Non-GAAP)	$174,499	$171,518	$68,793

Net basic earnings per share (GAAP)	$2.46	$0.37	$0.62
Revenues from finance component	0.00	0.00	0.00
Stock-based compensation	0.70	0.69	0.64
Amortization and depreciation of acquired assets	0.03	0.02	0.05
Assets impairment	—	2.05	—
Loss (gain) from assets sales and disposal	0.01	0.00	0.00
Other items	(0.03)	0.01	—
Notes due 2025	0.01	0.01	0.01
Non cash interest	0.04	0.04	0.03
Unrealized losses (gains)	—	(0.01)	—
Currency fluctuation related to lease standard	(0.05)	0.02	(0.03)
Gain from sale of investment in privately-held company	—	(0.01)	—
Income tax adjustment	(0.07)	(0.13)	(0.03)
Net basic earnings per share (Non-GAAP)	$3.10	$3.06	$1.29

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Reconciliation of GAAP to Non-GAAP
	Three Months Ended
	March 31, 2023	December 31, 2022	March 31, 2022
Net diluted earnings per share (GAAP)	$2.35	$0.36	$0.60
Revenues from finance component	(0.01)	0.00	0.00
Stock-based compensation	0.62	0.64	0.58
Amortization and depreciation of acquired assets	0.03	0.02	0.05
Assets impairment	—	1.91	—
Loss (gain) from assets sales and disposal	0.01	0.00	0.00
Other items	(0.03)	0.01	(0.01)
Notes due 2025	0.00	0.00	0.01
Non cash interest	0.04	0.03	0.02
Unrealized losses (gains)	—	0.00	—
Currency fluctuation related to lease standard	(0.04)	0.01	(0.03)
Gain from sale of investment in privately-held company	—	0.00	—
Income tax adjustment	(0.07)	(0.12)	(0.02)
Net diluted earnings per share (Non-GAAP)	$2.90	$2.86	$1.20

Number of shares used in computing net diluted earnings per share (GAAP)	59,193,831	58,734,719	56,315,193
Stock-based compensation	939,571	1,237,266	927,219
Number of shares used in computing net diluted earnings per share (Non-GAAP)	60,133,402	59,971,985	57,242,412